Exhibit 10.37

EXECUTION COPY

AMENDMENT NO. 3 TO

CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Third Amendment”) is made as of June 9, 2014, by and among Telecommunication Systems, Inc., a Maryland corporation (“TCS”), Solvern Innovations, Inc., a Maryland corporation (“Solvern”), Networks in Motion, Inc., a Delaware corporation (“NIM”), MicroDATA GIS, Inc., a Vermont corporation (“microDATA GIS”), MicroDATA, LLC, a Maryland limited liability company (“microDATA LLC”), NEXTGEN COMMUNICATIONS, INC., a Maryland corporation (“NextGen,” and together with TCS, Solvern, NIM, microDATA GIS, and microDATA LLC, jointly and severally, individually and collectively, referred to as the “Borrower”), the several banks and other financial institutions or entities parties hereto as lenders hereunder (each a “Lender” and collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, and Silicon Valley Bank (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Third Amendment shall have the meanings given to them in the Credit Agreement (as defined below).

BACKGROUND

WHEREAS,

the parties hereto are parties to that certain Credit Agreement dated June 25, 2013 as amended by Amendment No. 1 to Credit Agreement dated as of July 29, 2013 and as further amended by Amendment No. 2 to Credit Agreement date as of February 28, 2014 (as it may be further amended, restated, supplemented, and modified from time to time, the “Credit Agreement”);

WHEREAS,	the Lenders have extended credit to the Borrower for the purposes permitted in the Credit Agreement;

WHEREAS,

the Loan Parties have advised the Administrative Agent and the Lenders that TCS has consummated the acquisition of TELMAP B.V, a private company with limited liability incorporated under the laws of The Netherlands, having its statutory seat in Rotterdam, The Netherlands (“Telmap”), pursuant to that certain Share Purchase Agreement dated as of March 31, 2014 (the “Telmap Purchase Agreement”), by and among TCS, Olive Acquisition LLC, a Maryland limited liability company and a direct, wholly owned subsidiary of TCS (“Olive”), Telmap and each of the other Persons party thereto, and the other material agreements, instruments, documents and certificates executed and delivered in connection therewith (together with the Telmap Purchase Agreement, the “Telmap Acquisition Documents”) (such acquisition, the “Telmap Acquisition”);

WHEREAS,	the Loan Parties have requested that the Lenders modify certain of the provisions of the Credit Agreement as more fully set forth in this Third Amendment; and

WHEREAS,

subject to the representations and warranties of the Loan Parties in this Third Amendment and the Loan Documents and the terms and conditions set forth in this Third Amendment, the Lenders are willing to so amend the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement.

1.1	Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definitions in alphabetical sequence therein reading as follows:

“Olive”: as defined in the recitals to the Third Amendment.

“Telmap”: as defined in the recitals to the Third Amendment.

“Telmap Acquisition”: as defined in the recitals to the Third Amendment.

“Telmap Acquisition Documentation”: as defined in the recitals to the Third Amendment.

“Telmap Entities”: Telmap and each of its Subsidiaries listed on Schedule 4.15 attached to the Third Amendment.

“Telmap Purchase Agreement”: as defined in the recitals to the Third Amendment.

“Third Amendment”: the Amendment No. 3 to this Agreement dated as of June 9, 2014 among Borrower, the Administrative Agent and the Lenders.

“Third Amendment Effective Date”: June 9, 2014.

1.2	Section 4.10. Section 4.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Other than as set forth on Schedule 4.10, each Group Member has filed or caused to be filed all Federal, all income and all other material state and other tax returns that are required to be filed and has paid all material taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member); no tax Lien has been filed (other than Liens permitted by Section 7.3(a)), and, to the knowledge of the Borrower, no material claim is being asserted, with respect to any such tax, fee or other charge.

1.3	Section 7.2(b). Section 7.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Indebtedness of (i) any Loan Party to any other Loan Party, (ii) Group Member that is not a Loan Party to any other Group Member that is not a Loan Party, (iii) any Group Member that is not a Loan Party to any Loan Party (excluding Indebtedness permitted by the following clauses (iv) and (v) of this Section 7.2(b)); provided that Indebtedness incurred pursuant to this clause (iii), together with Investments made pursuant to Section 7.8(f)(iii) in such fiscal year, shall not exceed, in the aggregate, the principal amount (excluding capitalized interest) of Two Million Dollars ($2,000,000), (iv) Indebtedness of NIM(China) to the Borrower permitted by Section 7.8(n) or (v) Indebtedness of any of the Telmap Entities to a Loan Party permitted by Section 7.8(n);”

1.4	Section 7.8(n). Section 7.8(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(n) (A) Investments (including by means of intercompany Indebtedness incurred by NIM(China) to the Borrower) by the Borrower in NIM(China) in an amount not to exceed (i) Six Million Dollars ($6,000,000) in the Borrower’s fiscal year ending December 31, 2013, (ii) Seven Million Dollars ($7,000,000) in the Borrower’s fiscal year ending December 31, 2014, (iii) Eight Million Dollars ($8,000,000) in the Borrower’s fiscal year ending December 31, 2015, (iv) Nine Million Dollars ($9,000,000) in the Borrower’s fiscal year ending December 31, 2016, (v) Ten Million Dollars ($10,000,000) in the Borrower’s fiscal year ending December 31, 2017, and (vi) Eleven Million Dollars ($11,000,000) in the Borrower’s fiscal year ending December 31, 2018, provided that all such Investments are used solely to finance the payroll and other on-going operating expenses of NIM(China) incurred by NIM(China) on an arm’s-length basis in the ordinary course of business; provided no such Investments in NIM(China) may be made if an Event of Default has occurred and is continuing; and (B) Investments (including by means of intercompany Indebtedness incurred by any Telmap Entity to the Borrower or any Loan Party) by the Borrower or any Loan Party in the Telmap Entities in an amount not to exceed $17,000,000 in the aggregate; provided that all such Investments are used solely to finance the payroll and other on-going operating expenses of the Telmap Entities incurred by the Telmap Entities on an arm’s-length basis in the ordinary course of business; provided further that no such Investments in the Telmap Entities may be made if an Event of Default has occurred and is continuing; and”

1.5	Section 7.24. The Credit Agreement is hereby amended by adding Section 7.24 immediately following Section 7.23 as follows:

“7.24 Cash at Telmap Entities. Permit the aggregate amount of cash and/or Cash Equivalents held by the Telmap Entities at any time to exceed $5,000,000 in the aggregate for more than twenty (20) consecutive Business Day period.”

1.6	Schedules/Exhibits.
(a)	Schedule 4.15 to the Credit Agreement is deleted in its entirety and replaced with Schedule 4.15 attached hereto as Exhibit A.
(b)	The Credit Agreement is hereby amended by inserting Schedule 4.10 attached hereto as Exhibit B, immediately before Schedule 4.15.

2. Telmap Acquisition. The Borrower represents and warrants to the Administrative Agent and each Lender that the requirements set forth in Section 7.8(m) of the Credit Agreement have been satisfied with respect to the Telmap Acquisition (other than as set forth in Paragraph 6 and Paragraph 7 hereof).

3. Representations, Warranties and Acknowledgements.

3.1	The Loan Parties hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:
(a)

immediately upon giving effect to this Third Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Default or Event of Default has occurred and is continuing;

(b)

each Loan Party has the corporate or other power and authority to execute and deliver this Third Amendment and to perform their obligations under the Loan Documents, as amended by this Third Amendment;

(c)

the execution and delivery by the Loan Parties of this Third Amendment and the performance by the Loan Parties of their obligations under the Loan Documents, as amended by this Third Amendment, have been duly authorized by all necessary corporate or limited liability company action on the part of the Loan Parties;

(d)

this Third Amendment has been duly executed and delivered by the Loan Parties and is the binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principals (whether enforcement is sought by proceedings in equity or at law); and

(e)	as of the date hereof, no Loan Party has any defenses against the obligations to pay any amounts under the Obligations.
3.2

The Loan Parties acknowledge that the Administrative Agent and the Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Loan Parties in connection with this Third Amendment and in connection with the Loan Documents.

3.3

The Loan Parties understand and acknowledge that the Administrative Agent and the Lenders, are entering into this Third Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and the Loan Parties agree that such reliance is reasonable and appropriate.

4. Limitation. The amendments set forth in Section 1 of this Third Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver, amendment or modification of any other term or condition of the Credit Agreement, of any instrument or agreement referred to therein, or of any other Loan Document, (b) to be an agreement to forbear with respect to any breach or Event of Default, (c) to prejudice any right or remedy which one or more of the Administrative Agent and the Lenders may now have or may have in the future under or in connection with the Loan Documents or any instrument or agreement referred to therein, or (d) to be a consent to any future amendment, modification, or waiver of any Loan Document, or any of the provisions thereof. Except as expressly amended or waived hereby, nothing in this Third Amendment shall, or shall be construed to, modify, impair, or affect any of the covenants, agreements, terms, or conditions of the Credit Agreement or any other Loan Document all of which shall remain in full force and effect in accordance with their respective terms.

5. Conditions. This Third Amendment shall become effective upon the fulfillment by the Loan Parties, in a manner reasonably satisfactory to Administrative Agent and the Lenders, of all of the following conditions precedent:

5.1

No Default. No Default or Event of Default (other than the Defaults or Events of Default, if any, waived pursuant to Paragraph 7) shall have occurred and be continuing and all representations and warranties in Section 2 shall be true and correct in all material respects.

5.2	Execution of this Amendment. Each of the parties hereto shall have duly executed a counterpart of this Third Amendment and each shall have delivered the same to Administrative Agent.
5.3	Additional Documents. The Administrative Agent shall have received
(a)	A Pledge Supplement executed by TCS reflecting the granting of a first priority security interest by TCS of 100% of the total outstanding Capital Stock of Olive;
(b)

an Assumption Agreement executed by Olive, attaching supplemental schedules to the Guarantee and Collateral Agreement reflecting the granting of a first priority security interest by Olive of sixty-six percent of the total outstanding Capital Stock of Telmap;

(c)

the results of a recent lien search with respect to Olive in Olive’s jurisdiction of organization, and such searches shall reveal no liens on any of the assets of the Olive except for liens permitted by Section 7.3 of the Credit Agreement or discharged on or prior to the Third Amendment Effective Date pursuant to documentation satisfactory to the Administrative Agent;

(d)

(i) an officer’s certificate of each Loan Party (including Olive), dated as of the Third Amendment Effective Date, with appropriate insertions and attachments, including resolutions authorizing the transactions contemplated hereby the certificate of incorporation or other similar organizational document of each Loan Party (including Olive) certified by the relevant authority of the jurisdiction of organization of such Loan Party, the bylaws or other similar organizational document of each Loan Party (including Olive) and the relevant board resolutions or written consents of each Loan Party (including Olive) (in each case, solely to the extent modified since last delivered to the Administrative Agent), and (ii) a good standing certificate or certificate of status, as the case may be, for each Loan Party (including Olive) from its jurisdiction of organization; and

(e)	executed legal opinion of counsel to Olive, in a form reasonably satisfactory to the Administrative Agent.
5.4

Expenses. The Administrative Agent shall have received payment of all of its costs and expenses incurred through the effective date of this Third Amendment pursuant to and in accordance with the Credit Agreement, including the reasonable costs and expenses of counsel to the Administrative Agent incurred in connection with this Third Amendment, to the extent that the Borrower has received an invoice for such costs and fees at least one (1) Business Day prior to the date of the Third Amendment.

6. Post-Closing Obligation. Within 15 Business Days following the Third Amendment Effective Date (or such longer periods as the Administrative Agent may agree in its sole discretion) the Administrative Agent shall receive the following:

6.1

updated evidence of insurance (reflecting the addition of Olive) satisfying the requirements of Section 5.2(b) of the Guarantee and Collateral Agreement, in a form reasonably satisfactory to the Administrative Agent, including, without limitation, a certificate of liability insurance on form ACORD 25, evidence of commercial property insurance on form ACORD 28, and copies of relevant endorsements specifically required pursuant to Section 5.2(b) of the Guarantee and Collateral Agreement.

7. Waivers with respect to the Telmap Acquisition. To the extent that the Borrower (a) did not provide to the Administrative Agent (i) at least twenty (20) Business Days’ prior written notice of the Telmap Acquisition in accordance with Section 7.8(m)(iv) of the Credit Agreement and Section 10.2 of the Credit Agreement, (ii) a copy of the executed Telmap Purchase Agreement or a due diligence package with respect to the Telmap Acquisition prior to closing the Telmap Acquisition in accordance with Section 7.8(m)(v) of the Credit Agreement or (iii) at least five (5) Business Days’ prior to the date of the consummation of the Telmap Acquisition, a certificate of a Responsible Officer of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying that all of the requirements set forth in the definition of “Permitted Acquisition” have been satisfied or will be satisfied on or prior to the date of consummation of the Telmap Acquisition or (b) has not, as of the date hereof, complied with Section 6.12 with respect to the creation of Olive as a new Subsidiary of Borrower or the acquisition of Telmap, as a new first-tier Excluded Foreign Subsidiary, the Required Lenders hereby waive any Default or Event of Default arising due to such failure or non-compliance.

8. Counterparts. This Third Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Third Amendment.

9. Integration. This Third Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto.

10. Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first written above.

BORROWER:

TELECOMMUNICATION SYSTEMS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Senior Vice President and Chief Financial Officer

SOLVERN INNOVATIONS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

NETWORKS IN MOTION, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

MICRODATA GIS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

MICRODATA, LLC

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

[Signature page  to Amendment No. 3 to Credit Agreement]

NEXTGEN COMMUNICATIONS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

[Signature page  to Amendment No. 3 to Credit Agreement]

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK, as the Administrative Agent

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Vice President

[Signature page  to Amendment No. 3 to Credit Agreement]

LENDERS:

SILICON VALLEY BANK, as Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Vice President

GE CAPITAL BANK, as a Lender

By:	/s/ Paul Sleet
Name:	Paul Sleet
Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Colin Torrance
Name:	Colin Torrance
Title:	Its Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Timothy M. Naylon
Name:	Timothy M. Naylon
Title:	Senior Vice President

[Signature page  to Amendment No. 3 to Credit Agreement]

Manufacturers & Traders Trust Company,
as a Lender

By:	/s/ Mary Frances Isakov
Name:	Mary Frances Isakov
Title:	Vice President

[Signature page  to Amendment No. 3 to Credit Agreement]

EXHIBIT A

Schedules 4.15

Entity	Borrower / Subsidiary	Jurisdiction of Organization	Parent	Class of Capital Stock	Shares of Capital Stock Owned by Any Loan Party	Percentage of Capital Stock Owned by Any Loan Party

TeleCommunication Systems, Inc.	Borrower	Maryland	N/A	Common Stock	N/A	N/A

Solvern Innovations, Inc.	Borrower and Subsidiary	Maryland	TeleCommunication Systems, Inc.	Common Stock	5,000 shares owned by TCS	100% owned by TCS

Networks in Motion, Inc.	Borrower and Subsidiary	Delaware	TeleCommunication Systems, Inc.	Common Stock	1,000 shares owned by TCS	100% owned by TCS

microDATA GIS, Inc.	Borrower and Subsidiary	Vermont	microDATA LLC	Common Stock	2,000 shares owned by microDATA LLC	100% owned microDATA LLC

microDATA, LLC	Borrower and Subsidiary	Maryland	TeleCommunication Systems, Inc.	Membership Interests	N/A – no units issued	100% of the Membership Interests owned by TCS

NextGen Communications, Inc.	Borrower and Subsidiary	Maryland	TeleCommunication Systems, Inc.	Common Stock	100 shares owned by TCS	100% owned by TCS

NextGen Communications, Inc.	Subsidiary	Virginia	TeleCommunication Systems, Inc.	Common Stock	100 shares owned by TCS	100% owned by TCS

Maple Acquisition LLC	Subsidiary	Maryland	TeleCommunication Systems, Inc.	Membership Interests	N/A – no units issued	100% of the Membership Interests owned by TCS

NIM (TianJin) Co., Ltd.	Subsidiary	China	Networks in Motion, Inc.	—	—	100% owned by NIM.

Networks in Motion Sweden, AB1	Subsidiary	Sweden	Networks in Motion, Inc.	—	1,000 shares owned by NIM.	100% owned by NIM.

[1]	Networks in Motion Sweden, AB is in liquidation.

Entity	Borrower / Subsidiary	Jurisdiction of Organization	Parent	Class of Capital Stock	Shares of Capital Stock Owned by Any Loan Party	Percentage of Capital Stock Owned by Any Loan Party

Olive Acquisition LLC	Subsidiary and Loan Party	Maryland	Telecommunication System, Inc.	Membership interests	N/A	100% owned by Telecommunication System, Inc.

Telmap B.V.	Subsidiary	The Netherlands	TeleCommunication Systems, Inc.	Private company with limited liability (uncertificated)	181,999 shares owned by Olive Acquisition LLC 1 share owned by Maple Acquisition LLC	99.99% owned by Olive Acquisition LLC 0.01% owned by Maple Acquisition LLC

Telmap Marketing B.V.	Subsidiary	The Netherlands	Telmap B.V.	Private company with limited liability	18,000 shares owned by Telmap B.V.	100% owned by Telmap B.V.

Telmap Ltd.	Subsidiary	Israel	Telmap B.V.	Limited company/Ordinary Shares	1,500 ordinary shares owned by Telmap B.V.	100% owned by Telmap B.V.

Telmap Services S.R.L.	Subsidiary	Romania	Telmap B.V.		100 shares owned by Telmap B.V.	100% owned by Telmap B.V.

Telmap Direct Limited	Subsidiary	United Kingdom	Telmap B.V.	Private company limited by shares	100 ordinary shares owned by Telmap B.V.	100% owned by Telmap B.V.

Telmap France Sarl	Subsidiary	France	Telmap B.V.	Limited liability company	1,000 shares	100% owned by Telmap B.V.

EXHIBIT B

Schedules 4.10

Filing by the Telmap Entities of their Dutch and Israeli tax returns for the fiscal year ended in 2012. The failure to file such returns will not result in a Material Adverse Effect.